APOLLO GROUP, INC.
4615 E. ELWOOD ST.
PHOENIX, AZ 85040
(800) 990-APOL
(480) 379-3503 FAX
INTERNET:
WWW.APOLLOGRP.EDU
WWW.PHOENIX.EDU
WWW.UOPXONLINE.COM
WWW.IPD.ORG
WWW.FP.EDU
WWW.WINTU.EDU


COMPANY CONTACT:
Kenda B. Gonzales
Chief Financial Officer
(800) 990-APOL
Email:
kenda.gonzales@apollogrp.edu

INVESTOR RELATIONS CONTACT:
Janess Pasinski
Apollo Group, Inc.
(800) 990-APOL, option 7
Email:
janess.pasinski@apollogrp.edu

PRESS CONTACT:
Ayla Dickey
Apollo Group, Inc
(480) 557-2952
Email:
ayla.dickey@apollogrp.edu

[LOGO]                                                              News Release

                     APOLLO GROUP, INC. REPORTS FISCAL 2003
                              THIRD QUARTER RESULTS

      Phoenix, Arizona, June 23, 2003 -- Apollo Group, Inc. today reported fiscal 2003 financial results for Apollo Education Group (Nasdaq:APOL) and University of Phoenix Online (Nasdaq:UOPX) for the third quarter ended May 31, 2003.

      Net income attributed to Apollo Education Group for the three months ended May 31, 2003 was $69.8 million, or $.39 per diluted share, compared to $48.4 million, or $.27 per diluted share, reported for the same period last year. Net income attributed to University of Phoenix Online for the three months ended May 31, 2003, was $4.4 million, or $.27 per diluted share, compared to $2.4 million or $.16 per diluted share, reported for the same period last year.

      Net income attributed to Apollo Education Group for the nine months ended May 31, 2003 was $166.2 million, or $.94 per diluted share, compared to $106.6 million, or $.61 per diluted share, reported for the same period last year. Net income attributed to University of Phoenix Online for the nine months ended May 31, 2003, was $10.4 million, or $.64 per diluted share, compared to $5.3 million or $.35 per diluted share, reported for the same period last year.

      Todd S. Nelson, President and CEO, said, "We are pleased to report another strong quarter in both enrollment and earnings. During the third quarter, the University of Phoenix received state licensure in Indiana and plans to open the first campus in the Indianapolis area. Also, the Institute for Professional Development signed a new contract with St. Gregory University in Shawnee, Oklahoma."

      Total consolidated revenues for Apollo Group, Inc. for the three months ended May 31, 2003 rose 31.8% to $364.2 million, compared with $276.3 million in the third quarter of fiscal 2002. The University of Phoenix accounted for 94.9% of the $342.6 million in net tuition revenues from students enrolled in degree programs for the quarter ended May 31, 2003. Total revenues for University of Phoenix Online for the three months ended May 31, 2003 rose 60.2% to $145.8 million, compared with $91.0 million in the third quarter of fiscal 2002.

      Total consolidated revenues for Apollo Group, Inc. for the nine months ended May 31, 2003 rose 33.2% to $968.2 million, compared with $727.1 million in the same period last year. The University of Phoenix accounted for 94.4% of the $911.3 million in net tuition revenues from students enrolled in degree programs for the nine months ended May 31, 2003. Total revenues for University of Phoenix Online for the nine months ended May 31, 2003 rose 63.9 % to $373.0 million, compared with $227.5 million in the same period last year.

      Consolidated net income for Apollo Group, Inc. for the three months ended May 31, 2003 increased 46.2% to $74.3 million, compared to $50.8 million for the same period last year. Net income for University of Phoenix Online for the three months ended May 31, 2003 increased 61.1% to $31.7 million, compared to $19.7 million for the same period last year.

      Consolidated net income for Apollo Group, Inc. for the nine months ended May 31, 2003 increased 57.9% to $176.6 million, compared to $111.9 million for the same period last year. Net income for University of Phoenix Online for the nine months ended May 31, 2003 increased 75.5% to $76.0 million, compared to $43.3 million for the same period last year.

      Net cash provided by operating activities for Apollo Group, Inc. for the three months ended May 31, 2003 was $97.5 million, compared to $93.7 million for the three months ended May 31, 2002. Net additions to property and equipment for Apollo Group, Inc. for the three months ended May 31, 2003 were $11.9 million, compared to $11.5 million for the three months ended May 31, 2002.

      Net cash provided by operating activities for Apollo Group, Inc. for the nine months ended May 31, 2003 was $248.6 million, compared to $181.3 million for the nine months ended May 31, 2002. Net additions to property and equipment for Apollo Group, Inc. for the nine months ended May 31, 2003 were $41.2 million, compared to $27.7 million for the nine months ended May 31, 2002.

      Consolidated degree enrollments for all of the Apollo Group, Inc. institutions at May 31, 2003 increased by 26.6% to 187,500 students compared to 148,100 students at May 31, 2002. Degree enrollments at The University of Phoenix (excluding University of Phoenix Online) were 91,400 students at May 31, 2003 compared to 80,200 students at May 31, 2002 representing a 14% increase. Degree enrollments for University of Phoenix Online at May 31, 2003 increased by 60% to 72,200 students compared to 45,200 students at May 31, 2002.

BUSINESS OUTLOOK

      Apollo Group, Inc.

            - We expect revenue for the quarter ending August 31, 2003 to be between $365 million and $368 million and to be between $1.333 billion and $1.336 billion for fiscal 2003.

            - Operating margin is expected to be between 28.5% and 29.0% for the quarter ending August 31, 2003 and to be between 28.5% and 29.0% for fiscal 2003.

      University of Phoenix Online

            - We expect revenue for the quarter ending August 31, 2003 to be between $154 million and $155 million and to be between $527 million and $528 million for fiscal 2003.

            - Operating margin is expected to be between 34.0% and 34.5% for the quarter ending August 31, 2003 and to be between 33.0% and 33.5% for fiscal 2003.

            Diluted earnings per share attributed to Apollo Education Group are expected to be $.33 for the quarter ending August 31, 2003 and to be $1.27 for fiscal 2003. Diluted earnings per share attributed to University of Phoenix Online are expected to be $.26 for the quarter ending August 31, 2003 and to be $.90 for fiscal 2003.

            Based on lead flow, we expect degree enrollments at The University of Phoenix (excluding University of Phoenix Online) to continue to grow between 12% and 14% over the prior year at the end of the fourth quarter of fiscal 2003. We expect University of Phoenix Online degree enrollments to continue to grow in excess of 50% over the prior year at the end of the fourth quarter of fiscal 2003.

      The company will hold a conference call to discuss these earnings results at 11:00 AM Eastern time, 8:00 AM Phoenix time, on Monday, June 23, 2003. The call may be accessed by dialing (877) 292-6888 (domestic) or (706) 634-1393 (internationally). The conference ID number is 950076. A live webcast of this event may be accessed by visiting the company web site at: http://www.apollogrp.edu/Company_News. A replay of the call will be available on our website or at (706) 645-9291 (conf. ID #950076) until June 30, 2003

      Apollo Group, Inc. has been providing higher education programs to working adults for over 25 years. Apollo Group, Inc., operates through its subsidiaries The University of Phoenix, Inc., Institute for Professional Development, The College for Financial Planning Institutes Corporation, and Western International University, Inc. The consolidated enrollment in its educational programs makes it the largest private institution of higher education in the United States. It offers educational programs and services at 67 campuses and 118 learning centers in 37 states, Puerto Rico and Vancouver, British Columbia. Combined degree enrollment was 187,500 students as of May 31, 2003.

      For more information about Apollo Group, Inc. and its subsidiaries, call
(800) 990-APOL or visit Apollo on the World Wide Web at http://www.apollogrp.edu.

      This press release includes statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Apollo Group, Inc. claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act. These forward-looking statements are often characterized by the terms "may," "believes," "projects," "expects," or "anticipates," and do not reflect historical facts. Specific forward-looking statements contained in this press release relate, among other matters, to the business outlook of Apollo Group, Inc. and University of Phoenix Online.

      Forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of Apollo Group, Inc. and University of Phoenix Online to be materially different from those expressed or implied by such forward-looking statements. Factors that could affect Apollo Group, Inc.'s or University of Phoenix Online's results and cause them to materially differ from those contained in the forward-looking statements include:

- the failure to maintain or renew required regulatory approvals, accreditation or state authorizations;

- the failure to obtain authorizations from states in which University of Phoenix does not currently provide degree programs;

- the failure to obtain the Higher Learning Commission's approval for University of Phoenix to operate in new states;

-     any adverse changes in student enrollment;

- risk factors and cautionary statements made in Apollo Group, Inc.'s Annual Report on Form 10-K for the period ended August 31, 2002; and

- other factors that Apollo Group is currently unable to identify or quantify, but may arise or become known in the future.

      These forward-looking statements are based on estimates, projections, beliefs, and assumptions of Apollo Group, Inc. and its management and speak only as of the date made and are not guarantees of future performance. Apollo Group, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements. You are advised, however, to consult any further disclosures Apollo Group, Inc. makes in its reports filed with the Securities and Exchange Commission.

                                -Table to Follow-

                       APOLLO GROUP, INC. AND SUBSIDIARIES
                      SELECTED FINANCIAL AND OPERATING DATA

                (Dollars in thousands, except per share amounts)

                                                     FOR THE THREE MONTHS ENDED      FOR THE NINE MONTHS ENDED
                                                               MAY 31,                        MAY 31,
                                                        2003            2002            2003            2002
                                                      ------------------------        ------------------------
REVENUES:
  Tuition and other, net                              $364,166        $276,349        $968,244        $727,146
                                                      --------        --------        --------        --------
COSTS AND EXPENSES:
  Instructional costs and services                     159,345         129,764         444,697         365,302
  Selling and promotional                               70,990          50,546         195,801         142,851
  General and administrative                            17,015          15,260          49,864          43,247
                                                      --------        --------        --------        --------
                                                       247,350         195,570         690,362         551,400
                                                      --------        --------        --------        --------
INCOME FROM OPERATIONS                                 116,816          80,779         277,882         175,746
Interest income, net                                     3,853           3,068          10,896           8,847
                                                      --------        --------        --------        --------
INCOME BEFORE INCOME TAXES                             120,669          83,847         288,778         184,593
Provision for income taxes                              46,412          33,048         112,146          72,742
                                                      --------        --------        --------        --------
NET INCOME                                            $ 74,257        $ 50,799        $176,632        $111,851
                                                      ========        ========        ========        ========
NET INCOME ATTRIBUTED TO:

APOLLO EDUCATION GROUP COMMON STOCK                   $ 69,816        $ 48,369        $166,193        $106,599
                                                      ========        ========        ========        ========
UNIVERSITY OF PHOENIX ONLINE COMMON STOCK             $  4,441        $  2,430        $ 10,439        $  5,252
                                                      ========        ========        ========        ========
EARNINGS PER SHARE ATTRIBUTED TO:

APOLLO EDUCATION GROUP COMMON STOCK:

DILUTED NET INCOME PER SHARE                          $   0.39        $   0.27        $   0.94        $   0.61
                                                      ========        ========        ========        ========
DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING            177,931         176,040         177,375         175,462
                                                      ========        ========        ========        ========
UNIVERSITY OF PHOENIX ONLINE COMMON STOCK:

DILUTED NET INCOME PER SHARE                          $   0.27        $   0.16        $   0.64        $   0.35
                                                      ========        ========        ========        ========
DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING             16,742          15,291          16,374          14,928
                                                      ========        ========        ========        ========


                                                  AT MAY 31,
                                              2003           2002
                                            ----------------------
OPERATING DATA
Students enrolled in degree programs        187,495        148,111
Number of locations:
Campuses                                         67             63
Learning Centers                                118            109
                                            -------        -------
                                                185            172


                                   ~continued~

                       APOLLO GROUP, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET

                             (Dollars in thousands)

                                                                                         MAY 31,            AUGUST 31,
                                                                                          2003                2002
                                                                                       -----------         -----------
                                                                                       (Unaudited)
ASSETS:
CURRENT ASSETS
  Cash and cash equivalents                                                            $   418,892         $   295,237
  Restricted cash                                                                          135,477             100,252
  Marketable securities                                                                    243,055             214,547
  Receivables, net                                                                         115,044              99,282
  Deferred tax assets, net                                                                   9,270               7,415
  Other current assets                                                                      14,691              13,714
                                                                                       -----------         -----------
TOTAL CURRENT ASSETS                                                                       936,429             730,447
Property and equipment, net                                                                115,247             104,292
Marketable securities                                                                      157,714              78,619
Cost in excess of fair value of assets purchased, net                                       37,096              37,096
Deferred tax assets, net                                                                     4,529               5,062
Other assets                                                                                24,955              24,126
                                                                                       -----------         -----------
TOTAL ASSETS                                                                           $ 1,275,970         $   979,642
                                                                                       ===========         ===========
LIABILITIES AND SHAREHOLDERS' EQUITY:
CURRENT LIABILITIES
  Current portion of long-term liabilities                                             $     3,255         $     7,510
  Accounts payable                                                                          23,288              22,478
  Accrued liabilities                                                                       42,286              39,855
  Income taxes payable                                                                       9,754               7,974
  Student deposits and current portion of deferred tuition revenue                         231,928             186,497
                                                                                       -----------         -----------
TOTAL CURRENT LIABILITIES                                                                  310,511             264,314
Deferred tuition revenue, less current portion                                                 740                 827
Long-term liabilities, less current portion                                                 15,376              15,508
                                                                                       -----------         -----------
TOTAL LIABILITIES                                                                          326,627             280,649
                                                                                       -----------         -----------
Commitments and contingencies
SHAREHOLDERS' EQUITY
Preferred stock, no par value, 1,000,000 shares authorized; none issued

Apollo Education Group Class A nonvoting common stock, no par value,
  400,000,000 shares authorized; 175,053,000 and 173,221,000 issued and outstanding at
  May 31, 2003 and August 31, 2002, respectively                                               103                 103

Apollo Education Group Class B voting common stock, no par value,
  3,000,000 shares authorized; 477,000 and 484,000 issued and outstanding at May 31, 2003
  and August 31, 2002, respectively                                                              1                   1

University of Phoenix Online nonvoting common stock, no par value,
  400,000,000 shares authorized; 15,592,000 and 14,256,000 issued and outstanding at
  May 31, 2003 and August 31, 2002, respectively

Additional paid-in capital                                                                 283,117             227,155

Apollo Education Group Class A treasury stock, at cost, 2,336,000 and
  4,162,000 shares at May 31, 2003 and August 31, 2002, respectively                       (28,324)            (46,029)

University of Phoenix Online treasury stock, at cost, 24,000 shares at
  August 31, 2002                                                                                                 (526)

Retained earnings                                                                          694,818             518,186
Accumulated other comprehensive income (loss)                                                 (372)                103
                                                                                       -----------         -----------
TOTAL SHAREHOLDERS' EQUITY                                                                 949,343             698,993
                                                                                       -----------         -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                             $ 1,275,970         $   979,642
                                                                                       ===========         ===========



                                   ~continued~

                       APOLLO GROUP, INC. AND SUBSIDIARIES
                               DEGREE ENROLLMENTS

                                                         MAY 31,
                                                   2003           2002
                                                 -------        -------
University of Phoenix:
   Campuses established prior to May 1998        143,803        113,431
   Campuses established after May 1998            19,824         11,933
                                                 -------        -------
TOTAL UNIVERSITY OF PHOENIX                      163,627        125,364
                                                 -------        -------

Institute for Professional Development            21,283         20,578
Western International University                   1,926          1,668
College for Financial Planning                       659            501
                                                 -------        -------
TOTAL DEGREE ENROLLMENT                          187,495        148,111
                                                 =======        =======




                                   ~continued~

                          UNIVERSITY OF PHOENIX ONLINE
                             SELECTED FINANCIAL DATA

                                 (in thousands)


                                           FOR THE THREE MONTHS            FOR THE NINE MONTHS
                                                ENDED MAY 31,                   ENDED MAY 31,
                                            2003            2002            2003            2002
                                          --------        --------        --------        --------
REVENUES:
  Tuition and other, net                  $145,819        $ 91,048        $372,986        $227,545
                                          --------        --------        --------        --------
COSTS AND EXPENSES:
  Instructional costs and services          55,558          35,348         146,117          93,466
  Selling and promotional                   32,572          19,133          85,852          51,764
  General and administrative                 6,312           4,675          17,990          12,712
                                          --------        --------        --------        --------
                                            94,442          59,156         249,959         157,942
                                          --------        --------        --------        --------
INCOME FROM OPERATIONS                      51,377          31,892         123,027          69,603
Interest income, net                         1,242             752           3,262           2,313
                                          --------        --------        --------        --------
INCOME BEFORE INCOME TAXES                  52,619          32,644         126,289          71,916
Provision for income taxes                  20,942          12,976          50,263          28,587
                                          --------        --------        --------        --------
NET INCOME                                $ 31,677        $ 19,668        $ 76,026        $ 43,329
                                          ========        ========        ========        ========


      This press release includes statements which may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. This information may involve risk and uncertainties that could cause actual results to differ materially from the forward-looking statements.